UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27500 SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-685-8888

Former name or former address if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2007 InFocus Corporation, an Oregon corporation (the “Company”), entered into an Interim Executive Services Agreement (the “Agreement”) with Tatum, LLC (“Tatum”).  Pursuant to the Agreement, Tatum has made the services of its partner, Mark H. Perry, available to the Company.  Mr. Perry is expected to be appointed as the Company’s Interim Chief Financial Officer following the departure of Roger Rowe, the Company’s current Chief Financial Officer.  Mr. Rowe has resigned his position with the Company effective July 2, 2007.  Upon his appointment, Mr. Perry would become an employee of the Company and would not be subject to control or direction by Tatum.  Pursuant to the Agreement, and effective upon his appointment, the Company will pay Mr. Perry directly a salary of $13,846.15 every two weeks.  In addition, the Company will pay directly to Tatum a fee of $3,461.54 every two weeks.  A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On June 18, 2007 the Company issued a press release regarding the departure of Mr. Rowe and the expected appointment of Mr. Perry.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 5.02            DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)           On June 16, 2007, Roger Rowe, the Company’s Chief Financial Officer, notified the Board of Directors of his resignation, effective as of July 2, 2007.

(e)           On June 16, 2007, the Board of Directors approved a cash bonus in the amount of $60,000.00 to be paid to Mr. Rowe in consideration of transition services he will provide to the Company in connection with his departure and the integration to the Company of a new interim chief financial officer.

On June 18, 2007 the Company issued a press release regarding Mr. Rowe’s resignation.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are furnished or filed herewith and this list is intended to constitute the exhibit index:

Exhibit No.	Description

10.1	Interim Executive Services Agreement dated June 15, 2007 by and between InFocus Corporation and Tatum, LLC

99.1	InFocus Corporation Press Release, dated June 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2007	INFOCUS CORPORATION

	By	: /s/Roger Rowe
Roger Rowe
Vice President Finance, Chief Financial Officer and Secretary
(Principal Financial Officer)